SMITH BARNEY INVESTMENT FUNDS INC.
On behalf of the
Smith Barney Special Equities Fund (the "Fund")

Supplement dated November 24, 1998 to
Prospectus dated April 30, 1998

	The following revises and supersedes, as applicable, the discussion under "Portfolio Management":

Commencing November 6, 1998 Pamela P. Milunovich assumed responsibility as Portfolio Manager of the Fund. Ms. Milunovich is currently Vice President of Mutual Management Corp., the Fund's Investment Adviser and Administrator and a Director of Salomon Brothers Asset Management.






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